UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 6, 2019 (September 5, 2019)
HEALTHCARE TRUST OF AMERICA, INC.
HEALTHCARE TRUST OF AMERICA HOLDINGS, LP
(Exact name of registrant as specified in its charter)

Maryland	(Healthcare Trust of America, Inc.)	001-35568	20-4738467
Delaware	(Healthcare Trust of America Holdings, LP)	333-190916	20-4738347
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

16435 N. Scottsdale Road, Suite 320,	Scottsdale,	Arizona	85254	(480)	998-3478
(Address of Principal Executive Office and Zip Code)				(Registrant’s telephone number, including area code)

www.htareit.com
(Internet address)
N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	HTA	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Healthcare Trust of America, Inc.	☐	Emerging growth company
Healthcare Trust of America Holdings, LP	☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Healthcare Trust of America, Inc.	☐
Healthcare Trust of America Holdings, LP	☐

Item 1.01	Entry into a Material Definitive Agreement.
On September 5, 2019, Healthcare Trust of America Holdings, LP (the “Operating Partnership”), the operating partnership subsidiary of Healthcare Trust of America, Inc. (NYSE: HTA) (“HTA” and, together with the Operating Partnership, the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) among the Operating Partnership and HTA, on the one hand, and BofA Securities, Inc., J.P. Morgan Securities LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC (the “Representatives”), on the other hand. The Underwriting Agreement relates to the issuance of $250.0 million in aggregate principal amount of the Operating Partnership’s 3.500% Senior Notes due 2026 (the “2026 Notes”) and $650.0 million in aggregate principal amount of the Operating Partnership’s 3.100% Senior Notes due 2030 (the “2030 Notes” and, together with the 2026 Notes, the “Notes”) in a public offering (the “Offering”) through underwriters represented by the Representatives. The 2026 Notes will be issued as additional notes under an indenture pursuant to which, on July 12, 2016, the Operating Partnership issued $350.0 million aggregate principal amount of 3.500% Senior Notes due 2026. The Underwriting Agreement contains customary representations, warranties and covenants by the Company, customary conditions to closing, indemnification obligations of the Company and the underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions.
The Notes will be registered under the Securities Act on the Company’s automatic shelf registration statement on Form S-3 (File No. 333-223172), filed with the Securities and Exchange Commission (the “Commission”) on February 23, 2018, as amended by post-effective amendment No. 1 thereto, filed with the Commission on September 5, 2019 (collectively, the “Registration Statement”). The Notes will be issued pursuant to separate indentures for the 2026 Notes (the “2026 Notes Indenture”) and the 2030 Notes (the “2030 Notes Indenture”), each among the Operating Partnership, as issuer, HTA, as guarantor, and U.S. Bank National Association, as trustee. The 2026 Notes Indenture contains, and the 2030 Notes Indenture will contain, various restrictive covenants, including limitations on the Operating Partnership’s ability to incur additional indebtedness, requirements to maintain a pool of unencumbered assets and requirements to maintain insurance with financially sound and reputable insurance companies.
The net proceeds of the Offering will be approximately $899.6 million, excluding accrued interest and after deducting the underwriting discount and estimated offering expenses. The Operating Partnership intends to use the net proceeds of the Offering (i) to redeem all of the Operating Partnership’s outstanding 3.375% Senior Notes due 2021 and 2.950% Senior Notes due 2022, (ii) to repay a portion of the outstanding indebtedness under the Operating Partnership’s unsecured revolving credit and term loan facility and (iii) for general corporate purposes, including, without limitation, working capital and investment in real estate.
The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, filed as Exhibit 1.1 hereto and incorporated by reference herein. The 2026 Notes Indenture was previously filed with the Commission as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated July 12, 2016, and is filed as Exhibit 4.1 hereto and incorporated by reference herein. The foregoing description of the 2026 Notes Indenture is qualified in its entirety by reference to the 2026 Notes Indenture.

Item 7.01	Regulation FD Disclosure.
Notice of Redemption of 2021 Notes
On September 5, 2019, the Company gave notice of optional full redemption pursuant to the Indenture, dated as of June 26, 2014 (the “2021 Notes Indenture”), among the Operating Partnership, HTA and U.S. Bank National Association, as trustee, that the Company has elected to redeem (the “2021 Notes Redemption”) on September 20, 2019 (the “2021 Notes Redemption Date”) all of its outstanding 3.375% Senior Notes due 2021 (the “2021 Notes”). We expect to redeem the 2021 Notes at the redemption price specified in the 2021 Notes Indenture, which will be determined based on the Adjusted Treasury Rate (as defined in such 2021 Notes Indenture) on the third business day prior to the 2021 Notes Redemption Date, plus accrued and unpaid interest thereon up to, but not including, the 2021 Notes Redemption Date.
Notice of Redemption of 2022 Notes
On September 5, 2019, the Company gave notice of optional full redemption pursuant to the Indenture, dated as of June 8, 2017 (the “2022 Notes Indenture”), among the Operating Partnership, HTA and U.S. Bank National Association, as trustee, that the Company has elected to redeem (the “2022 Notes Redemption”) on September 20, 2019 (the “2022 Notes Redemption Date”) all of its outstanding 2.95% Senior Notes due 2022 (the “2022 Notes”). We expect to redeem the 2022 Notes at the redemption price specified in the 2022 Notes Indenture, which will be determined based on the Adjusted Treasury Rate (as defined in such 2022 Notes Indenture) on the third business day prior to the 2022 Notes Redemption Date, plus accrued and unpaid interest thereon up to, but not including, the 2022 Notes Redemption Date.
A copy of the notices of optional full redemption are furnished with this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference. This Current Report on Form 8-K does not constitute a notice of redemption under the 2021 Notes Indenture or the 2022 Notes Indenture. The information included in this Section 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and 99.2, is deemed “furnished” and not filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding the intention to consummate the offering of the Notes and the 2021 Notes Redemption and the 2022 Notes Redemption. These statements are based on the Company’s current expectations and beliefs and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, it can give no assurance that its expectations will be attained. Factors which could have a material adverse effect on the Company’s expectations include, but are not limited to their ability to consummate the offering of the Notes and any additional factors identified in the Company’s filings with the Commission, including the financial statements and related notes as well as the “Risk Factors” section in the Company’s most recent Annual Report on Form 10-K, as updated by the subsequent filings under the Exchange Act. The Company expressly disclaims any obligation to update or revise any information in this Current Report on Form 8-K, including forward-looking statements, whether to reflect any change in their expectations, any change in events, conditions or circumstances, or otherwise.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

1.1
Underwriting Agreement, dated September 5, 2019, among Healthcare Trust of America Holdings, LP, Healthcare Trust of America, Inc., and BofA Securities, Inc., J.P. Morgan Securities LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1
Indenture, dated as of July 12, 2016, among Healthcare Trust of America Holdings, LP, Healthcare Trust of America, Inc. and U.S. Bank National Association, as trustee, including the form of 3.500% Senior Notes due 2026 and the guarantee thereof (included as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on July 12, 2016).

99.1	Notice of Optional Full Redemption relating to the 2021 Notes issued September 5, 2019.
99.2	Notice of Optional Full Redemption relating to the 2022 Notes issued September 5, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.

Date: September 6, 2019	By:	/s/ Scott D. Peters
Name: Scott D. Peters
Title: Chief Executive Officer, President and Chairman

Healthcare Trust of America Holdings, LP

	By:	Healthcare Trust of America, Inc.,
its General Partner

Date: September 6, 2019	By:	/s/ Scott D. Peters
Name: Scott D. Peters
Title: Chief Executive Officer, President and Chairman